UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

JUNIPER II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41014	86-1434822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 El Camino Real #818

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 292-9660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	JUN.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the units	JUN	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	JUN WS	The New York Stock Exchange
Class A common stock underlying the redeemable warrants	JUN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2021, the Registration Statement on Form S-1 (File No. 333-255021) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Juniper II Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 8, 2021, the Company consummated the IPO of 29,900,000 units (the “Units”), including 3,900,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $299,000,000.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated November 3, 2021, among the Company, UBS Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Warrant Agreement, dated November 3, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, as warrant agent, which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of the Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

•

an Administrative Support Agreement, dated November 3, 2021, by and between the Company and Juniper II Management, LLC (the “Sponsor”), pursuant to which the Sponsor has agreed to make available, or cause to be made available, to the Company office space and certain administrative and support services, as may be reasonably required by the Company from time to time, for $10,000 per month through the earlier of the consummation of the Company’s initial business combination or liquidation;

•

a Private Placement Warrants Purchase Agreement, dated November 3, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 14,960,000 private placement warrants (including 1,560,000 private placement warrants purchased as a result of the underwriters’ full exercise of their over-allotment option), each private placement warrant exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants”);

•

an Investment Management Trust Agreement, dated November 3, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Stockholder Rights Agreement, dated November 3, 2021, among the Company, the Sponsor and certain security holders of the Company, which provides for customary demand and piggy-back registration rights of the Sponsor, and customary piggy-back registration rights of such other security holders, as well as certain transfer restrictions with respect to the Company’s securities, and, upon and following consummation of the Company’s initial business combination, the right of the Sponsor to designate three individuals to be appointed or nominated for election to the Company’s board of directors;

•

Letter Agreements, dated November 3, 2021, one between the Company, the Sponsor and each officer and director of the Company (the “Sponsor Letter Agreement”) and another between the Company, the Sponsor and an advisor of the Company, in each case pursuant to which the Sponsor and each officer, director and advisor of the Company party thereto, as applicable, has agreed to vote any Class A Common Stock of the Company held by it, him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and that the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor. In addition, pursuant to the Sponsor Letter Agreement and the Company’s Amended and Restated Certificate of Incorporation, the Company may extend the time period by which it must consummate a business combination by six months, and in connection therewith, the Sponsor and its affiliates must deposit into the trust account an amount equal to 1% of the gross proceeds of the IPO in the form of a loan to be repaid only upon consummation of a business combination (provided, that the Sponsor is not obligated to fund the trust account to extend the time to consummate a business combination); and

•	Indemnity Agreements, each dated November 3, 2021, between the Company and the Sponsor, each of the Company’s officers and directors and one of the advisors of the Company.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 14,960,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $14,960,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 8.01. Other Events.

A total of $304,980,000, comprised of $293,020,000 of the proceeds from the IPO (which amount includes $10,465,000 of the underwriters’ deferred underwriting commissions) and $11,960,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to amounts released to the Company to pay its franchise and income tax obligations, such proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares of the Company properly tendered in connection with a stockholder vote to amend the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 18 months (or 24 months, if the Company extends the period of time to consummate a business combination) from the closing of the IPO, or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, and (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 18 months (or 24 months, if the Company extends the period of time to consummate a business combination) from the closing of the IPO, subject to applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement among the Company, UBS Securities LLC and Morgan Stanley & Co. LLC

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Administrative Support Agreement between the Company and Juniper II Management, LLC

10.2	Private Placement Warrants Purchase Agreement between the Company and Juniper II Management, LLC

10.3	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.4	Registration and Stockholder Rights Agreement among the Company and certain security holders

10.5	Letter Agreement among the Company and its officers and directors and Juniper II Management, LLC

10.6	Letter Agreement among the Company, an advisor of the Company and Juniper II Management, LLC

10.7	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.7 to the Company’s Registration Statement on Form S-1, as amended (File No. 333- 255021), filed on June 2, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021

JUNIPER II CORP.

By:	/s/ Noah Kindler
Name:	Noah Kindler
Title:	Chief Financial Officer and Chief Technology Officer